Gain (Loss) From Investments	12 Months Ended
Dec. 31, 2017
Disclosure Of Investments [Abstract]
Gain (Loss) From Investments
7.	GAIN (LOSS) FROM INVESTMENTS

NYX Gaming Group Limited

In connection with the Corporation’s December 2014 sale of Ongame Network Ltd. to what was then known as NYX Gaming Group Limited (“NYX Gaming Group”), the Corporation and NYX Gaming Group entered into a strategic investment transaction pursuant to which the Corporation purchased from NYX Gaming Group CDN$9 million unsecured convertible debentures (initially CDN$10 million but the Corporation subsequently sold and assigned an aggregate of CDN$1 million to four individuals), which were later amended to, among other things, adjust the repayment terms such that they would be repayable solely in cash. The debenture was redeemed in full during the year ended December 31, 2017 (see note 13).

In July 2015, the Corporation announced that it completed the sale of CryptoLogic Ltd. (“CryptoLogic”) to NYX Gaming Group and Amaya (Alberta) Inc. (formerly Chartwell Technology Inc.) (“Chartwell”) to NYX Digital Gaming (Canada) ULC, a subsidiary of NYX Gaming Group (the “NYX Sub”) (together, the “Chartwell/Cryptologic Sale”) for gross proceeds of approximately CDN$150 million, subject to adjustment, of which CDN$110 million was paid in cash and CDN$40 million was paid by the NYX Sub through the issuance of exchangeable preferred shares (the “NYX Sub Preferred Shares”). The Corporation used the majority of the cash net proceeds from the Chartwell/Cryptologic Sale for deleveraging, including the 2015 refinancing of the debt incurred as part of the financing for the Stars Interactive Group Acquisition.

In November 2017, the Corporation completed the disposition of all its securities of NYX Gaming Group, including NYX Gaming Group ordinary shares, NYX Gaming Group ordinary share purchase warrants, and the NYX Sub Preferred Shares, representing approximately 13.7% of NYX Gaming Group’s ordinary shares on a partially diluted basis, for net cash proceeds of $27.9 million and a gain of $14.0 million, when Scientific Games Corporation (NYSE: SGMS) acquired NYX Gaming Group.

Jackpotjoy plc

In connection with the January 2017 London Stock Exchange (“LSE”) listing of Jackpotjoy plc (LSE: JPJ) (“Jackpotjoy”), parent company of The Intertain Group Ltd. (“Intertain”) and WagerLogic Malta Holdings Ltd. (“WagerLogic”), a former subsidiary of the Corporation which it sold in February 2014, and in exchange for its 4,920,000 Intertain common shares (which the Corporation acquired between 2014 and 2015, including through open market purchases, the exercise of common share purchase warrants and an exchange for shares it acquired from the purchaser of WagerLogic) and the conversion of certain CDN$3.85 million 5.0% Intertain convertible debentures, the Corporation, after exchanging certain exchangeable shares, received 5,561,666 Jackpotjoy ordinary shares. In December 2017, the Corporation completed the sale of its ordinary shares in Jackpotjoy, representing approximately 7.5% of Jackpotjoy’s then issued and outstanding ordinary shares, for net cash proceeds of $59.8 million and a gain of $15.0 million.